Short-Term and Long-Term Debts - Summary of Contractual Obligations Which Excludes the Impact of Discount of Time Value (Detail)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Debt Instruments [Abstract]
Payment due by period, less than 1 year	¥ 29,956,101	$ 4,700,766	¥ 62,363,881
Payment due by period, 1 - 2 years	490,167,979	76,918,052	663,503,529
Payment due by period, 2 - 3 years	24,730,673	3,880,782	368,390,299
Total	¥ 544,854,753	$ 85,499,600	¥ 1,094,257,709